EXHIBIT INDEX



Exhibit
Number                Description
-------               -----------
  99                  BankAmerica Corporation press release dated
                      October 15, 1997 titled "BankAmerica Third Quarter
                      Earnings."

                                                                      Exhibit 99

[BANKMERICA CORPORATION LOGO APPEARS HERE]

BankAmerica Corporation                                                     News

                                                                    For release:




Contact:    Mike Zampa
            (415) 622-4524


                         BANKAMERICA THIRD QUARTER EARNINGS

      SAN FRANCISCO, October 15, 1997 -- BankAmerica Corporation (BAC) today reported third-quarter 1997 fully-diluted earnings per share of $1.11, up 28 percent from $0.87 for the same period a year ago. Net income for the period was $819 million, up 20 percent from $683 million for the third quarter of 1996. The return on average common equity for the third quarter of 1997 was 16.82 percent, an increase of 266 basis points from the same period a year ago and 9 basis points from the second quarter of 1997.

      BAC's fully-diluted earnings per share for the first nine months of 1997 were $3.20, an increase of 19 percent from $2.69 for the first nine months of 1996. Net income for the first nine months of 1997 was $2,398 million, an increase of 13 percent from $2,126 million for the first nine months of 1996. The return on average common equity for the first nine months of 1997 was 16.69 percent, an increase of 177 basis points from the same period last year.

      Cash earnings per share for the third quarter of 1997 were $1.20, up 24 percent from $0.97 for the third quarter of 1996. Cash earnings per share for the first nine months of 1997 were $3.48, up 17 percent from $2.97 for the first nine months of 1996.

      The per share results include the effects of a two-for-one stock split which was effective June 2, 1997.

      "We again produced solid results by concentrating on operating leverage--which is achieved when revenues increase significantly faster than expenses," David A. Coulter, Chairman and Chief Executive Officer, said. "I was pleased with the increase in revenue growth resulting from strong capital market activities, a strengthening California economy and numerous marketing initiatives. At the same time we have continued to effectively manage our capital."

      Coulter cited the following examples of managing capital since the end of the second quarter of 1997:


                                  - more -

      o The completion of the sale of our consumer finance company, Security Pacific Financial Services Inc.;

      o The completion of the Robertson Stephens and Company acquisition on October 1;

      o The decisions, announced today, to exit our Midwest retail facilities and to sell BA Housing Services;

      o The securitization of $750 million of credit card receivables in the third quarter of 1997;

      o  The sale of $3.2 billion of residential first mortgages;

      o The redemptions of Series L and M preferred stock; and also the planned redemption of Series N preferred stock announced on October 6, which when redeemed will reduce stockholders' equity by $234 million.

FINANCIAL HIGHLIGHTS:

      o Net interest income was up $42 million from the third quarter of 1996. BAC's net interest margin for the third quarter of 1997 was 4.06 percent, down 11 basis points from the comparable period a year ago.

      o Noninterest income increased $351 million from the third quarter of 1996. Included in noninterest income for the third quarter of 1997 was a $246 million gain associated with the previously announced sale of Security Pacific Financial Services Inc. The effect of this gain was partially offset by charges of approximately $112 million for asset dispositions, personnel expenses, and other costs associated primarily
         with  the  decision  to  exit  Midwest  retail   facilities. Excluding
         the effects of these items, noninterest income would have been $1,536 million, or an increase of $217 million over the same period in 1996. The increase primarily relates to a strong quarter of trading and equity investment income and increased revenues from fees and commissions.

      o Noninterest expense was $2,232 million, an increase of $151 million from the third quarter of 1996. Included in noninterest expense for the third quarter of 1997 were charges associated with multiple legal matters, writedowns on corporate real estate, and contributions to the BA Foundation. Included in noninterest expense for the


                                 - Page 2 -
         third quarter of 1996 was a one-time assessment of $82 million associated with the recapitalization of the Savings Association
         Insurance Fund (SAIF). Without these items, noninterest expense would have been $2,092 million for the third quarter of 1997 compared to $1,999 million for the third quarter of last year, or an increase of $93 million. This increase was principally attributable to increased personnel expense of $56 million, primarily associated with variable pay, and to expenses associated with trust preferred securities of $36 million.

      o The provision for credit losses was $260 million, up $10 million from the previous quarter and $25 million from the third quarter of 1996. Net credit losses were $259 million for the third quarter of 1997, an increase of $35 million and $33 million from the second quarter of 1997 and the third quarter of 1996, respectively.

      o Nonaccrual assets were $930 million at September 30, 1997, an increase of $69 million, or 8 percent, from their June 30, 1997 level, but decreased $189 million, or 17 percent, from their September 30, 1996 level.

      o In connection with BAC's ongoing efforts to effectively manage capital, BAC repurchased 7.5 million shares of its common stock during the third quarter of 1997 at an average per-share price of $70.22, which reduced stockholders' equity by $525 million. These shares were repurchased on the open market over 60 trading days and represented approximately
         7 percent of the total  volume of BAC common  stock traded on those
         days. Remaining   buyback  authority  for  common  stock  under  the
         current repurchase program totaled $2.3 billion at September 30, 1997.

      o On July 14, 1997, BAC redeemed all outstanding shares of its 8.16% Cumulative Preferred Stock, Series L, which reduced stockholders' equity by $399 million. In addition, on September 30, 1997, BAC redeemed all outstanding shares of its 7 7/8% Cumulative Preferred Stock, Series M, which reduced stockholders' equity by $349 million.

                           (end of text, tables follow)

     This earnings report and other material of interest to investors can be found on the new shareholder resources section of BankAmerica's Internet web site @http://www.BankAmerica.com/shareholder@


                                   - Page 3 -

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights


                                  Table 1
                     Summary of Results and Statistical Data

                                                Third      Second      Third
     (dollar amounts in millions,             Quarter     Quarter    Quarter
     except per share data)                      1997        1997       1996/c/
                                             --------    --------    -------

 1   Net income                                $  819       $ 799      $ 683
 2   Earnings per common and common
        equivalent share                         1.11        1.07       0.87/b/
 3   Earnings per common share --
        assuming full dilution                   1.11        1.07       0.87/b/

     Rate of return (based on net income) on:
 4      Average common equity                   16.82%      16.73%     14.16%
 5      Average total assets                     1.26        1.26       1.12
 6   Net interest margin/a/                      4.06        4.11       4.17

 7   Full-time-equivalent staff
        at period end (in thousands)             76.0        77.4       78.2
 8   Employees at period
        end (in thousands)                       89.5        91.0       92.7

                                                           Nine Months Ended
                                                                September 30
                                                        --------------------
                                                           1997         1996/c/
                                                        -------       ------
 9   Net income                                          $2,398       $2,126
10   Earnings per common and common
        equivalent share                                   3.20         2.69/b/
11   Earnings per common share --
        assuming full dilution                             3.20         2.69/b/

     Rate of return (based on net income) on:
12      Average common equity                             16.69%       14.92%
13      Average total assets                               1.26         1.18
14   Net interest margin/a/                                4.11         4.26
--------------------------------------------------------------------------------

/a/ The net interest margin is computed on a tax-equivalent basis. The taxable-equivalent basis adjustments to net interest income were $9 million, $6 million, and $5 million, for the third quarter of 1997, the second quarter of 1997, and the third quarter of 1996, respectively, and $21 million, and $11 million for the nine-month periods ended September 30, 1997 and 1996, respectively.
/b/ Restated to reflect a two-for-one  stock split effective June 2, 1997.
/c/ Includes the income  statement  effect of the previously discussed one-time
    SAIF assessment.

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                     Table 2
                    Summary of Results Excluding the Effects
                        of Amortization of Intangibles/a/

                                         Third         Second          Third
     (dollar amounts in millions,      Quarter        Quarter        Quarter
     except per share data)               1997           1997           1996
                                       -------        -------        -------
 1   Net income                         $  884         $  865         $  751
 2   Cash earnings per common
        and common equivalent share       1.20           1.16           0.97/b/
 3   Rate of return on average
        common equity                    18.20%         18.17%         15.66%

                                                           Nine Months Ended
                                                                September 30
                                                       ---------------------
                                                         1997           1996
                                                       ------         ------
 4   Net income                                        $2,595         $2,330
 5   Cash earnings per common and common
        equivalent share                                 3.48           2.97/b/
 6   Rate of return on average
        common equity                                   18.11%         16.45%
--------------------------------------------------------------------------------

/a/ For purposes of this table, amortization amounts are related to those intangibles that are deducted from Tier 1 capital under regulatory guidelines. These amortization amounts were excluded from BAC's results and totaled $65 million, $66 million, and $68 million, for the third quarter of 1997, the second quarter of 1997, and the third quarter of 1996, respectively, and $197 million, and $204 million for the nine-month periods ended September 30, 1997 and 1996, respectively.
/b/  Restated to reflect a two-for-one stock split effective June 2, 1997.

================================================================================

                                     Table 3
                            Tier 1 Capital Generation

                                                           Nine Months Ended
                                                                September 30
                                                       ---------------------
     (in millions)                                        1997          1996
                                                       -------       -------
     Generation:
 1      Net income                                     $ 2,398       $ 2,126
 2      Amortization of intangibles                        197           204
 3      Common stock issuances and other                   417           220
 4      Trust preferred securities                         396             -
                                                       -------       -------
 5         Total generation                              3,408         2,550

     Applications:
 6      Common stock dividends                            (642)         (587)
 7      Preferred stock dividends                          (86)         (141)
 8      Common stock repurchased                        (1,475)         (901)
 9      Preferred stock redeemed                        (1,113)         (399)
                                                       -------       -------
10         Total applications                           (3,316)       (2,028)

11      Capital attributed to growth
           in risk-weighted assets                        (399)/a/      (630)
                                                        ------        ------
12         Net capital applied                          $ (307)       $ (108)
                                                        ======        ======
--------------------------------------------------------------------------------

/a/  Amount is preliminary.

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights


                                     Table 4
                             Stock and Capital Data

    (dollar amounts in millions,      Sept. 30        June 30       Sept. 30
    except per share data)                1997           1997           1996
                                      --------        -------       --------

 1 Book value per common share          $27.51         $26.88         $25.46/a/
   Common stock cash dividends:
 2   Quarter ended                         212            214            194
 3   Year-to-date                          642            430            587
   Preferred stock cash dividends:
 4   Quarter ended                          22             30             43
 5   Year-to-date                           86             64            141
 6 Number of common shares
     outstanding (in thousands)        693,468        698,407        717,651/a/
   Average number of common and
     common equivalent shares
     outstanding (in thousands):
 7   Quarter ended                     718,384        719,514        731,343/a/
 8   Year-to-date                      721,566        723,157        737,733/a/
   Average number of common
     shares outstanding  -- assuming
     full dilution (in thousands):
 9   Quarter ended                     719,532        722,179        731,770/a/
10   Year-to-date                      722,837        724,490        738,683/a/
11 Common equity to total assets          7.41%          7.27%          7.52%
12 Total risk-based capital ratio        11.59/b/       11.66          11.35
13 Tier 1 risk-based capital ratio        7.63/b/        7.72           7.30
14 Total risk-based capital           $ 26,074/b/    $ 25,901      $  24,125
15 Risk-weighted assets                224,950/b/     222,149        212,628
16 Tier 1 risk-based capital            17,161/b/      17,145         15,532
--------------------------------------------------------------------------------

/a/ Restated to reflect a two-for-one stock split effective June 2, 1997. /b/ Amounts are preliminary.

================================================================================


                                     Table 5
                    Selected Average Balance Sheet Components

                                         Third         Second          Third
                                       Quarter        Quarter        Quarter
     (in millions)                        1997           1997           1996
                                      --------       --------       --------

 1   Available-for-sale securities    $ 11,984       $ 11,277       $ 11,373
 2   Held-to-maturity securities         3,753          3,918          4,221
 3   Loans                             165,852        167,007        159,779
 4   Earning assets                    216,154        214,462        206,618
 5   Total assets                      257,380        255,131        243,769
 6   Deposits                          170,279        168,994        161,514
 7   Interest-bearing liabilities      178,933        175,768        171,809
 8   Common equity                      18,787         18,459         17,963
 9   Total equity                       20,022         20,055         20,205


                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights


                                     Table 6
                                Business Sectors


                                         Nine Months Ended September 30, 1997/a/
                        -----------------------------------------------------
     (dollar amounts                                       Return
     in billions except           Average      Average         on     Expense
     for net income,      Net       Total        Total     Common          to
     which is in       Income      Assets     Deposits     Equity     Revenue/b/
     millions)         ------     -------     --------     ------     -------

 1  Consumer banking   $1,033        $ 94         $ 99      15.57%      56.63%
 2  U.S. Corporate and
       international
       banking            764         104           48      17.02       50.21
 3  Middle-market
       banking            276          25            8      16.72       42.00
 4  Commercial real
       estate             195          10            2      34.32       25.86
 5  Wealth management      51           6            7      11.15       75.59
 6  All other              79          16            5       NM           NM
                       ------        ----         ----

 7     Total           $2,398        $255         $169      16.69%       53.70%
                       ======        ====         ====


                                         Nine Months Ended September 30, 1996/a/
                       ------------------------------------------------------
                                                           Return
                                  Average      Average         on     Expense
                          Net       Total        Total     Common          to
                       Income      Assets     Deposits     Equity     Revenue/b/
                       ------     -------     --------     ------     -------

 1  Consumer banking/c/$  728        $ 93         $ 96      10.81%      60.34%
 2  U.S. Corporate and
       international
       banking            752          94           45      17.24       52.90
 3  Middle-market
       banking            269          22            7      16.99       45.85
 4  Commercial real
       estate             162          10            2      24.50       29.18
 5  Wealth management      45           5            7       9.73       75.98
 6  All other             170          17            4        NM         NM
                       ------        ----         ----

 7     Total           $2,126        $241         $161      14.92%       55.92%
                       ======        ====         ====
--------------------------------------------------------------------------------

/a/Amounts are preliminary. For comparability purposes, both 1997 and 1996 amounts reflect BAC's business-sector allocation methodologies at September 30, 1997.
/b/Excludes net other real estate owned expense, amortization of intangibles, and expenses associated with trust preferred securities.
/c/Includes the income statement effect of the previously  discussed one-time
   SAIF assessment.
NM - Not meaningful.

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights


                                     Table 7
                             Trading-Related Income

                                         Third         Second          Third
                                       Quarter        Quarter        Quarter
     (in millions)                        1997/a/        1997           1996
                                       -------        -------        -------
     Trading income:
 1      Interest rate                     $ 24           $ 17           $ 17
 2      Foreign exchange                   106            107             64
 3      Debt instruments                    93             94             72
                                          ----           ----           ----
 4         Total trading income           $223           $218           $153
                                          ====           ====           ====

     Other trading-related income/b/:
 5      Interest rate                     $  6           $ 12           $  5
 6      Foreign exchange                     1              2              4
 7      Debt instruments                    49             47             52
                                          ----           ----           ----
 8         Total other trading-related
              income                      $ 56           $ 61           $ 61
                                          ====           ====           ====

                                                           Nine Months Ended
                                                                September 30
                                                          ------------------
                                                          1997/a/       1996
                                                          ----          ----
     Trading income:
 9      Interest rate                                     $ 53          $ 37
10      Foreign exchange                                   305           252
11      Debt instruments                                   271           207
                                                          ----          ----
12         Total trading income                           $629          $496
                                                          ====          ====

     Other trading-related income/b/:
13      Interest rate                                     $ 28          $ 18
14      Foreign exchange                                     7            17
15      Debt instruments                                   146           155
                                                          ----          ----
16         Total other trading-related
              income                                      $181          $190
                                                          ====          ====
--------------------------------------------------------------------------------

/a/  Detailed breakouts of total amounts are preliminary.
/b/ Primarily includes the net interest revenue and expense associated with the contracts.

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                     Table 8
                      Impact of Credit Card Securitization

                                                          Third Quarter 1997/a/
                      ------------------------------------------------------
                                   Before
     (dollar amounts          Credit Card        Credit Card
     in millions)          Securitization     Securitization        Reported
                           --------------     --------------        --------
   Operating Results:
 1 Net interest income           $  2,251           $   (57)        $  2,194
 2 Credit card fees                   107                (11)             96
 3 Other noninterest income         1,528                 46/b/        1,574
                                 --------            -------        --------
 4   Total revenue                  3,886                (22)          3,864
 5 Noninterest expense              2,232                  -           2,232
                                 --------            -------        --------
 6   Income before provision
       for credit losses and
       income taxes                 1,654                (22)          1,632
 7 Provision for credit
     losses                           299                (39)/c/         260
                                 --------            -------        --------
 8   Income before income
       taxes                     $  1,355           $     17        $  1,372
                                 ========           ========        ========

 9 Net interest margin               4.13%            (0.07)%          4.06%

   Balance Sheet Data at
     Period End:
10 Credit card loans
     outstanding                 $ 10,021            $(2,971)       $  7,050
11 Total assets                   260,491             (2,971)        257,520

   Average Balance
     Sheet Data:
12 Credit card loans                9,906             (2,271)          7,635
13 Earning assets                 218,425             (2,271)        216,154
14 Total assets                   259,651             (2,271)        257,380

15 Net credit losses - credit
     card portfolio                   161                (39)            122

   Selected Financial Ratios:
16 Annualized ratio of net
     credit losses on credit
     card loans to average credit
     card loans outstanding         6.42%              (0.10)%          6.32%
17 Delinquent credit card
     loan ratio/d/                  2.76               (0.04)           2.72
--------------------------------------------------------------------------------

/a/ Includes the impact of credit card securitizations since mid-1996. There were credit card securitizations of $750 million during the third quarter of 1997, $750 million during the second quarter of 1997, and $1,471 million during the last half of 1996.
/b/  Includes $17 million  associated with the requirements  of  Statement  of
     Financial  Accounting  Standards  No. 125, "Accounting  for Transfers  and
     Servicing  of  Financial   Assets  and Extinguishments of Liabilities,"
     as amended.
/c/  Represents the investors' share of charge-offs.
/d/  60 days or more past due.

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                     Table 9
                                Loan Outstandings

                                        Sept. 30       June 30      Sept. 30
    (in millions)                           1997          1997          1996
                                        --------      --------      --------
    Domestic
    Consumer:
 1    Residential first mortgages       $ 34,279      $ 35,709      $ 37,445
 2    Residential junior mortgages        14,915        15,154        14,525
 3    Other installment                   18,432        18,410        15,998
 4    Credit card                          7,050/a/      7,624/a/      9,021/a/
 5    Other individual lines of credit     1,939         1,961         1,845
 6    Other                                  442           413           303
                                        --------      --------      --------
 7      Total consumer                    77,057        79,271        79,137

    Commercial:
 8    Commercial and industrial           34,082        34,266        33,076
 9    Loans secured by real estate        12,833        12,669        12,062
10    Financial institutions               3,452         2,947         2,537
11    Lease financing                      2,700         2,809         2,682
12    Construction and development
        loans secured by real estate       2,257         2,262         2,530
13    Loans for purchasing or carrying
        securities                         2,000         2,616         1,328
14    Agricultural                         1,774         1,560         1,561
15    Other                                1,745         1,738         1,253
                                        --------      --------      --------
16      Total commercial                  60,843        60,867        57,029
                                        --------      --------      --------
17        Total domestic loans           137,900       140,138       136,166

    Foreign
18  Commercial and industrial             18,260        17,762        16,257
19  Banks and other financial
      institutions                         4,295         4,818         3,480
20  Governments and official
      institutions                           861           851           943
21  Other                                  5,670         5,237         4,987
                                        --------      --------      --------
22    Total foreign loans                 29,086        28,668        25,667
                                        --------      --------      --------

23      Total Loans                     $166,986      $168,806      $161,833
                                        ========      ========      ========

--------------------------------------------------------------------------------

/a/ Excludes outstanding securitized credit card receivables of $2,971 million, $2,221 million, and $500 million at September 30, 1997, June 30, 1997, and September 30, 1996, respectively. There were credit card securitizations of $750 million during the third quarter of 1997, $750 million during the second quarter of 1997, and $1,471 million during the last half of 1996.

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                    Table 10
                          Selected Credit Quality Data


                                             Sept. 30     June 30    Sept. 30
    (dollar amounts in millions)                 1997        1997        1996
                                             --------    --------    --------

     Nonaccrual assets:
 1      Commercial and industrial                $263        $228      $  357
 2      Commercial loans secured by
           real estate                            136         120         229
 3      Construction and development
           loans secured by real estate            39          59         119
 4      Consumer                                  378         373         291
 5      Foreign                                   114          81         123
                                                 ----        ----      ------
 6            Total nonaccrual assets            $930        $861      $1,119
                                                 ====        ====      ======

 7   Restructured loans                          $285        $302      $  274
 8   Loans past due 90 days or more
        and still accruing interest/a/            197         214         363
 9   Other real estate owned                      197         242         397
10   Allowance for credit losses to
        total loans                              2.10%       2.11%       2.17%
11   Allowance for credit losses to
        total nonaccrual assets                376.70      413.99      313.77
     Annualized ratio of net credit
        losses to average total loan
        outstandings:
12      Quarter ended                            0.62        0.54        0.56
13      Year-to-date                             0.55        0.52        0.60
--------------------------------------------------------------------------------

/a/ Includes consumer loans of $177 million, $190 million, and $332 million at September 30, 1997, June 30, 1997, and September 30, 1996, respectively.

================================================================================


                                    Table 11
                     Analysis of Change in Nonaccrual Assets

                                                   Third     Second      First
                                                 Quarter    Quarter    Quarter
    (in millions)                                   1997       1997       1997
                                                 -------    -------    -------
1   Balance, beginning of period                    $861     $1,030     $1,118

    Additions:
2   Loans placed on nonaccrual
       status                                        244        103        108

    Deductions:
3      Sales                                         (26)      (103)        (3)
4      Restored to accrual status                    (31)       (38)       (75)
5      Foreclosures                                    -         (1)        (8)
6      Charge-offs                                   (47)       (20)       (10)
7      Other, primarily payments                     (71)      (110)      (100)
                                                     ----    ------     ------

8      Balance, end of period                       $930     $  861     $1,030
                                                    ====     ======     ======

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights


                                    Table 12
                         Net Credit Losses (Recoveries)


                                                   Third     Second      Third
                                                 Quarter    Quarter    Quarter
     (in millions)                                  1997       1997       1996
                                                 -------    -------    -------


     Domestic consumer:
 1     Residential first mortgages                  $  4      $  7        $ 11
 2     Residential junior mortgages                    7         8          13
 3     Credit card                                   122       124         111
 4     Other installment                              63        49          42
 5     Other individual lines of credit               19        20          18
 6     Other                                           5         4           3
     Domestic commercial:
 7     Commercial and industrial                      46        19           9
 8     Loans secured by real estate                    2         -           2
 9     Construction and development
         loans secured by real estate                  1        (8)         16
10     Financial institutions, lease
         financing, loans for
         purchasing or carrying
         securities, and agricultural                 (5)       (1)          -
                                                    ----      ----        ----
11          Total domestic                           264       222         225
12   Foreign                                          (5)        2           1
                                                    ----      ----        ----

13            Total Net Credit Losses               $259      $224        $226
                                                    ====      ====        ====

================================================================================

                                    Table 13
                Domestic Consumer Loan Delinquency Information/a/

                                             Sept. 30     June 30     Sept. 30
     (dollar amounts in millions)                1997        1997         1996
                                             --------    --------     --------

     Delinquent consumer loans:
 1     Residential first mortgages               $431        $422         $518
 2     Residential junior mortgages                44          59           64
 3     Credit card                                192         204          207
 4     Other                                      134         126          113
                                                 ----        ----         ----
 5        Total delinquent consumer loans        $801        $811         $902
                                                 ====        ====         ====

     Delinquent consumer loan ratios/b/:
 6     Residential first mortgages               1.26%       1.18%        1.38%
 7     Residential junior mortgages              0.29        0.39         0.44
 8     Credit Card                               2.72        2.67         2.29
 9     Other                                     0.65        0.61         0.63
10        Total delinquent consumer
             loan ratio                          1.04%       1.02%        1.14%
                                                 ====        ====         ====
--------------------------------------------------------------------------------

/a/  60 days or more past due.
/b/ Ratios represent delinquent balances expressed as a percentage of total loans for that loan category.

                    BankAmerica Corporation and Subsidiaries
                      Consolidated Statement of Operations

                                                   Third     Second      Third
                                                 Quarter    Quarter    Quarter
     (in millions)                                  1997       1997       1996
                                                 -------    -------    -------
     Interest Income
 1   Loans, including fees                        $3,522     $3,497     $3,371
 2   Interest-bearing deposits in banks              107        105         95
 3   Federal funds sold                               14          9          9
 4   Securities purchased under
        resale agreements                            208        180        178
 5   Trading account assets                          323        298        268
 6   Available-for-sale and held-to-
        maturity securities                          277        270        285
                                                  ------     ------     ------
 7         Total interest income                   4,451      4,359      4,206

     Interest Expense
 8   Deposits                                      1,502      1,424      1,332
 9   Federal funds purchased                          11         19         17
10   Securities sold under repurchase
        agreements                                   227        178        201
11   Other short-term borrowings                     268        287        243
12   Long-term debt                                  249        257        261
                                                  ------     ------     ------
13         Total interest expense                  2,257      2,165      2,054
                                                  ------     ------     ------
14         Net interest income                     2,194      2,194      2,152
15   Provision for credit losses                     260        250        235
                                                  ------     ------     ------
16         Net interest income after
              provision for credit losses          1,934      1,944      1,917

     Noninterest Income
17   Deposit account fees                            364        361        345
18   Credit card fees                                 96         93         92
19   Trust fees                                       62         61         53
20   Other fees and commissions                      424        417        360
21   Trading income                                  223        218        153
22   Private equity investment activities            140         83         97
23   Net gain on sales of
        subsidiaries and operations                  139         27         41
24   Net gain on sales of loans                       53         44         25
25   Net gain on available-for-sale
        securities                                    33         14          7
26   Other income                                    136        124        146
                                                  ------     ------     ------
27         Total noninterest income                1,670      1,442      1,319

     Noninterest Expense
28   Salaries                                        892        873        822
29   Employee benefits                               177        189        191
30   Occupancy                                       192        183        188
31   Equipment                                       182        173        180
32   Communications                                   95         96         89
33   Amortization of intangibles                      88         89         93
34   Professional services                           107         82         87
35   Regulatory fees and related expenses             10         10         95
36   Other expense                                   489        352        336
                                                  ------     ------     ------
37         Total noninterest expense               2,232      2,047      2,081
                                                  ------     ------     ------
38           Income before income taxes            1,372      1,339      1,155
39   Provision for income taxes                      553        540        472
                                                  ------     ------     ------
40                 Net Income                     $  819     $  799     $  683
                                                  ======     ======     ======

                    BankAmerica Corporation and Subsidiaries
                      Consolidated Statement of Operations

                                                           Nine Months Ended
                                                                September 30
                                                       ---------------------
     (in millions)                                        1997          1996
                                                       -------       -------
     Interest Income
 1   Loans, including fees                             $10,442       $ 9,975
 2   Interest-bearing deposits in banks                    311           308
 3   Federal funds sold                                     31            22
 4   Securities purchased under
        resale agreements                                  543           509
 5   Trading account assets                                890           731
 6   Available-for-sale and held-to-
        maturity securities                                833           876
                                                       -------       -------
 7         Total interest income                        13,050        12,421

     Interest Expense
 8   Deposits                                            4,292         3,953
 9   Federal funds purchased                                43            59
10   Securities sold under repurchase
        agreements                                         554           540
11   Other short-term borrowings                           830           629
12   Long-term debt                                        769           783
                                                       -------       -------
13         Total interest expense                        6,488         5,964
                                                       -------       -------
14         Net interest income                           6,562         6,457
15   Provision for credit losses                           730           665
                                                       -------       -------
16         Net interest income after
              provision for credit losses                5,832         5,792

     Noninterest Income
17   Deposit account fees                                1,085         1,035
18   Credit card fees                                      276           261
19   Trust fees                                            180           172
20   Other fees and commissions                          1,216         1,013
21   Trading income                                        629           496
22   Private equity investment activities                  322           319
23   Net gain on sales of
        subsidiaries and operations                        179           175
24   Net gain on sales of loans                            156            69
25   Net gain on available-for-sale
        securities                                          67            41
26   Other income                                          387           332
                                                       -------       -------
27         Total noninterest income                      4,497         3,913

     Noninterest Expense
28   Salaries                                            2,604         2,457
29   Employee benefits                                     555           606
30   Occupancy                                             561           564
31   Equipment                                             537           518
32   Communications                                        284           271
33   Amortization of intangibles                           268           281
34   Professional services                                 264           248
35   Regulatory fees and related expenses                   30           121
36   Other expense                                       1,209         1,025
                                                       -------       -------
37         Total noninterest expense                     6,312         6,091
                                                       -------       -------
38            Income before income taxes                 4,017         3,614
39   Provision for income taxes                          1,619         1,488
                                                       -------       -------

40                 Net Income                          $ 2,398       $ 2,126
                                                       =======       =======

                    BankAmerica Corporation and Subsidiaries
                           Consolidated Balance Sheet

                                             Sept. 30     June 30     Sept. 30
    (in millions)                                1997        1997         1996
                                             --------    --------     --------

     Assets
 1   Cash and due from banks                 $ 13,854    $ 14,884     $ 13,619
 2   Interest-bearing deposits in banks         5,368       7,037        5,829
 3   Federal funds sold                            48         270          306
 4   Securities purchased under resale
        agreements                             10,076       7,272        6,287
 5   Trading account assets                    16,351      16,765       14,000
 6   Available-for-sale securities             12,408      11,959       11,717
 7   Held-to-maturity securities                3,689       3,858        4,200

 8   Loans                                    166,986     168,806      161,833
 9   Less: Allowance for credit losses          3,504       3,563        3,511
                                             --------    --------     --------
10      Net loans                             163,482     165,243      158,322
11   Customers' acceptance liability            3,154       3,230        3,165
12   Accrued interest receivable                1,593       1,567        1,435
13   Goodwill, net                              3,727       3,842        4,017
14   Identifiable intangibles, net              1,459       1,499        1,664
15   Unrealized gains on off-balance-
        sheet instruments                       7,892       7,319        6,598
16   Premises and equipment, net                3,909       3,944        3,968
17   Other assets                              10,510       9,674        7,826
                                             --------    --------     --------

18         Total Assets                      $257,520    $258,363     $242,953
                                             ========    ========     ========

     Liabilities & Stockholders' Equity
     Deposits in domestic offices:
19     Interest-bearing                      $ 94,074    $ 83,308     $ 83,779
20     Noninterest-bearing                     31,206      41,434       37,589
     Deposits in foreign offices:
21      Interest-bearing                       44,450      46,667       42,035
22      Noninterest-bearing                     1,683       1,759        1,498
                                             --------    --------     --------
23      Total deposits                        171,413     173,168      164,901
24   Federal funds purchased                    1,349       1,730        1,093
25   Securities sold under repurchase
        agreements                             11,024       9,699        8,489
26   Other short-term borrowings               18,701      18,327       16,263
27   Acceptances outstanding                    3,154       3,230        3,165
28   Accrued interest payable                   1,023         958          868
29   Unrealized losses on off-balance-
        sheet instruments                       7,541       7,157        6,458
30   Other liabilities                          7,318       7,117        5,750
31   Long-term debt                            14,198      14,736       15,454
                                             --------    --------     --------
32         Total liabilities                  235,721     236,122      222,441

33   Corporation obligated mandatorily
       redeemable  preferred securities
       of subsidiary trusts holding
       solely junior subordinated
       deferrable interest debentures
       of the corporation (trust
       preferred securities)                    1,873       1,873            -

     Stockholders' Equity
34   Preferred stock                              848       1,596        2,242
35   Common stock                               1,210/a/    1,210/a/       605
36   Additional paid-in capital                 7,947/a/    7,872/a/     8,458
37   Retained earnings                         13,168      12,598       10,989
38   Net unrealized gain (loss) on
        available-for-sale securities             108          13          (27)
39   Common stock in treasury, at cost         (3,355)     (2,921)      (1,755)
                                             --------    --------     --------
40         Total stockholders' equity          19,926      20,368       20,512
                                             --------    --------     --------

41           Total Liabilities and
                Stockholders' Equity         $257,520    $258,363     $242,953
                                             ========    ========     ========
--------------------------------------------------------------------------------

/a/ Reflects a two-for-one stock split effective June 2, 1997.